UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):             December 11, 2007


                            IntegraMed America, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   0-20260                    6-1150326
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(State of Incorporation)       (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)



                   Two Manhattanville Road, Purchase, NY 10577
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (914) 253-8000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.03.   Amendments to Articles of Incorporation or By-laws; Change in
              Fiscal Year.

             Effective December 11, 2007, the Board of Directors of the Registrant amended the Registrant's by-laws to provide for the issuance of uncertificated shares. The amendments were made to comply with NASDAQ Marketplace Rule 4350(1), which requires that securities listed on the NASDAQ Stock Market be eligible for the Direct Registration System by January 1, 2008.

             The foregoing description of the amendment to the by-laws is qualified by reference to the by-laws, a copy of which is attached hereto as
Exhibit 3.xx and incorporated herein by reference.


Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

                  (d)      Exhibits

                           Exhibit No.      Description of Exhibit
                           -----------      ----------------------

                           3.2 (f)          Amended By-laws





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEGRAMED AMERICA, INC.
                                             (Registrant)
Date: December 17, 2007

                                            By: /s/Claude E. White
                                                  -----------------------------
                                          Name:   Claude E. White
                                         Title:   Vice President and
                                                  General Counsel